SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: October 22, 2015

Franklin Wireless Corp.

(Exact name of registrant as specified in its charter)

California	001-14891	95-3733534
(State or other jurisdiction	(Commission	(IRS Employer
or incorporation)	File Number)	Identification No.)

6205 Lusk Blvd.

San Diego, California 92121

(Address of principal executive offices)

Registrant's telephone number, including area code:

(858) 623-0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events.

On October 1, 2015, Franklin Wireless Corp. (the "Company"), Novatel Wireless, Inc. and Novatel Wireless Solutions, Inc. filed a Joint Motion For Dismissal With Prejudice as to the patent infringement claims made by Novatel Wireless, Inc. and Novatel Wireless Solutions, Inc. against the Company. Novatel Wireless, Inc. had previously assigned the patents-in-suit to Nova Intellectual Solutions LLC ("NIS").

On October 20, 2015, Franklin Wireless Corp. and Franklin Technology Inc. (FTI) entered into a Settlement and License Agreement with NIS. Under the terms of the Settlement and License Agreement, the patent infringement lawsuits filed by NIS against the Company and FTI will be dismissed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN WIRELESS CORP.

Date October 22, 2015	By:	/s/ OC Kim
OC Kim, President

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